AUGUST 26, 2022

Summary Prospectus

BlackRock FundsSM  |  Investor A and Institutional Shares

•	BlackRock U.S. Impact Fund

Investor A: BUAMX • Institutional: BIBFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated August 26, 2022, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock U.S. Impact Fund

Investment Objective

The investment objective of BlackRock U.S. Impact Fund (the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 38 and A-1, respectively, of the Fund’s prospectus and in the “Purchase of Shares” section on page II-86 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee[2]	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[3]	0.61%	0.72%
Administration Fees	0.20%	0.20%
Independent Expenses[3]	0.41%	0.52%
Total Annual Fund Operating Expenses	1.51%	1.37%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.41)%	(0.52)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	1.10%	0.85%

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 52, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[3]

Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BlackRock has contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2033. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2033 without the consent of the Board of Trustees of the Trust.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$631	$856	$1,099	$1,795
Institutional Shares	$87	$271	$471	$1,049

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. securities. The Fund will invest primarily in equity securities and other financial instruments that have similar economic characteristics to such securities. Equity securities include, but are not limited to, common stock, preferred stock, convertible securities and depositary receipts. The Fund may invest in issuers of any market capitalization, including small- to mid-capitalization companies.

BlackRock will seek to invest in portfolio securities that BlackRock believes (i) can bring additional and measurable impact based on the Impact Themes (as defined below) and (ii) also have the potential to produce attractive long-term returns across economic sectors.

As part of its methodology, BlackRock identifies “Impact Themes” (including, but not limited to, affordable housing, education and skilling, financial and digital inclusion, public health, safety and security, efficiency, electrification and digitalization, green energy, pollution remediation and prevention, sustainable food, water and waste) that seek to encapsulate companies which are helping to address the United Nations Sustainable Development Goals (“SDGs”) through their products and services. The SDGs are a series of goals published by the United Nations that recognize that ending poverty and other deprivations must go hand-in-hand with improvements in health, education, and economic growth, and reduction in inequalities, while tackling climate change and working to preserve the planet’s oceans and forests. BlackRock maps its Impact Themes to the SDGs and considers whether a portfolio company’s core business areas align to the Impact Themes.

BlackRock considers three main criteria when selecting portfolio constituents for the investment universe:

•	materiality (that a majority of revenues or business activity advances one or more of the SDGs);

•	additionality (that a company’s products and/or services address a specific need that is unlikely to be met by other institutions); and

•	measurability (that the impact a company is achieving over time can be quantified).

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of the principal risks of investing in the Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎

Impact Investing Risk — The Fund intends to make investments that are expected to provide measurable social and environmental impact outcomes as determined by Fund management, in part using its proprietary methodology. The Fund may forego opportunities to buy or sell certain investments based on its selection criteria, which may affect the Fund’s exposure to those investments. As a result, the Fund’s results may be lower than other funds that do not seek to invest based on expected impact outcomes. BlackRock seeks to identify investments that it believes will have positive impact outcomes, but investors may differ in their views of what constitutes positive or negative impact outcomes, or the relative importance of different impact outcomes. As a result, the Fund may invest in ways that do not reflect the beliefs and values of any particular investor. The information inputs used in BlackRock’s methodology for assessing expected impact outcomes may be or become incomplete, inaccurate, or unavailable for certain investments, or the assessment methodology may prove to be insufficient or unreliable for forecasting the impact of certain investments, leading to actual impact outcomes different from those expected at the time of investment. The Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the impact-related criteria used by Fund management.

∎

Small and Mid-Capitalization Company Risk — Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

∎

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

∎

Focus Risk — Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

∎

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

∎

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

∎

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Performance Information

The information provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell Midcap® Index. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock U.S. Impact Fund

As of 12/31

During the one-year period shown in the bar chart, the highest return for a quarter was 9.22% (quarter ended June 30, 2021) and the lowest return for a quarter was –7.19% (quarter ended September 30, 2021). The year-to-date return as of June 30, 2022 was –21.13%.

For the periods ended 12/31/21 Average Annual Total Returns	1 Year	Since Inception (June 30, 2020)
BlackRock U.S. Impact Fund — Investor A Shares
Return Before Taxes	(8.79)%	21.87%
Return After Taxes on Distributions	(15.99)%	13.26%
Return After Taxes on Distributions and Sale of Fund Shares	(3.97)%	14.05%
BlackRock U.S. Impact Fund — Institutional Shares
Return Before Taxes	(3.41)%	26.70%
Russell Midcap® Index (Reflects no deduction for fees, expenses or taxes)	22.58%	35.63%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Eric Rice	2020	Managing Director of BlackRock, Inc.

Sheetal Prasad	2022	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares, you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A Shares	Institutional Shares
Minimum Initial Investment

$1,000 for all accounts except:

•  $50, if establishing an Automatic Investment Plan.

•  There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).

•  There is no investment minimum for certain fee-based programs.

There is no minimum initial investment for:

•  Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

•  Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.

•  Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:

•  Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

•  Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code of 1986, as amended, in which case you may be subject to U.S. federal income tax when distributions are received from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

INVESTMENT COMPANY ACT FILE # 811-05742

SPRO-IMPF-0822